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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 14, 2001



                                BEA SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                       0-22369                   77-0394711
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                             2315 North First Street
                           San Jose, California 95131
                    (Address of principal executive offices)

                                 (408) 570-8000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On September 17, 2001, BEA Systems, Inc. issued a press release announcing that the Board of Directors of BEA Systems, Inc. approved the adoption of a Preferred Stock Rights Agreement at a meeting held on September 14, 2001. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  Exhibit 99 BEA Systems, Inc. Press Release issued September 17, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   BEA Systems, Inc.
                                                   (Registrant)

Date:  September 19, 2001
                                                   By:   /s/   William M. Klein
                                                       -------------------------
                                                   William M. Klein
                                                   Chief Financial Officer and
                                                   Executive Vice President--
                                                   Administration
                                                   (Duly Authorized Officer and
                                                   Principal Financial Officer)

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                                  EXHIBIT INDEX

Exhibit
Number
------

99       BEA Systems, Inc. Press Release issued September 17, 2001.